SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

May 8, 2003

(Date of Report, date of earliest event reported)

Stage Stores, Inc.

(Exact name of registrant as specified in its charter)

000-21011

(Commission File Number)

NEVADA (State or other jurisdiction of incorporation)	91-1826900 (I.R.S. Employer Identification No.)
10201 Main Street, Houston, Texas (Address of principal executive offices)	77025 (Zip Code)

(713) 667-5601

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

ITEM 7. Financial Statements and Exhibits.

    Financial statements of business acquired.

    Not applicable.

    Pro forma financial information.

    Not applicable.

    Exhibits.

99.1 News Release issued by Stage Stores, Inc. on May 8, 2003 reporting April, 2003 sales and updating first quarter 2003 earnings outlook.

ITEM 9. Regulation FD Disclosure (and Item 12. Results of Operations and Financial Condition).

The information contained in this Current Report, including the Exhibit attached hereto, is being furnished pursuant to Item 9. Regulation FD Disclosure and Item 12. Results of Operations and Financial Condition of Form 8-K.

On May 8, 2003, Stage Stores Inc. issued a news release announcing its sales for April 2003 and updating its first quarter earnings outlook. A copy of the news release is attached to this Form 8-K as Exhibit 99.1.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                                STAGE STORES, INC.

May 8, 2003                                                                            /s/ Michael E. McCreery

(Date)                                                                                      Michael E. McCreery

                                                                                                Executive Vice President and Chief

                                                                                                Financial Officer